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                  AMR Class              Institutional Class
               PlanAhead Class              Service Class
                             BBH ComSet Class



AMR CLASS, INSTITUTIONAL CLASS, PLANAHEAD CLASS, AND SERVICE CLASS

Supplement Dated September 19, 2008 to the Statement of Additional Information dated March 1, 2008, as Supplemented on May 2, 2008, May 23, 2008 and September 16, 2008
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Under the section titled "Disclosure of Portfolio Holdings," items 3 through 5 of the numbered list are hereby replaced with the following:

     3. a complete list of holdings for each Fund (excluding the Index Funds and Money Market Funds) as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of the month;

     4. ten largest holdings for each Fund (excluding the Index Funds and Money Market Funds) as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter;

     5. ten largest holdings for the Index Funds as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter; and

     6. a complete list of holdings for the Money Market Portfolios as of the end of each business day on the Funds' website and in sales materials on the following business day.


The paragraph titled Money Market Funds under the "Disclosure of Portfolio Holdings" section is hereby replaced with the following:

     Money Market Funds. The Manager has determined that selective disclosure of nonpublic holdings information for the Money Market Portfolios does not pose a significant risk of harm to shareholders of the Money Market Funds. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Money Market Portfolios, the Money Market Funds and their shareholders. As noted above, a complete list of holdings of the Money Market Portfolios is posted to the Funds' web site on a daily basis on the following business day. Selective disclosure of holdings information for the Money Market Portfolios as of the same business day is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of nonpublic Money Market Portfolio holdings would not be in the best interests of shareholders of the corresponding Money Market Fund. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings for the Money Market Portfolios under certain circumstances.



BBH COMSET CLASS

Supplement Dated September 19, 2008 to the Statement of Additional Information dated March 1, 2008, as Supplemented on May 2, 2008 and September 16, 2008
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Under the section titled "Disclosure of Portfolio Holdings," items 3 and 4 of the numbered list in the first paragraph are hereby replaced with the following:

     3. a complete list of holdings for the Portfolio as of the end of each business day on the Fund's website and in sales materials on the following business day.

Additionally, sentences six and seven in the second paragraph of the same section are replaced with the following:

     As noted above, a complete list of the Portfolio's holdings is posted to the Fund's website on a daily basis on the following business day. Selective disclosure of holdings information for the Portfolio as of the same business day is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of nonpublic Portfolio holdings would not be in the best interests of Fund shareholders.

In the section titled Trustees and Officers of the Trust and the Master Trust, the introduction to the Trustee compensation table is corrected to reflect that the total compensation in the table is for the fiscal year ended December 31, 2007.